July 29, 1997

FEDERAL EXPRESS
CONFIDENTIAL

American Securities Transfer, Inc.
As Representative of Acadia National Health Systems, Inc.
938 Quail Street, Suite 101
Lakewood, CO  80215-5513

     Re:     Acadia National Health Systems, Inc. ("Acadia") -
             Restricted Transfer of 166,000 common shares from the Estate of Thomas N. Hackett to Paul W. Chute,
             Jacquelyn J. Magno and Daniel L. Barnett

Ladies and Gentlemen:

     This office represents Acadia National Health Systems, Inc. ("Acadia").
I am in receipt of various communications from the Estate of Thomas N. Hackett relating to the proposed transfer of 166,000 shares of Acadia common stock pursuant to Section 4(1) of the Securities Act of 1933.

     Based on representations contained in these documents, copies of which are attached hereto, it is my opinion that you may transfer the 166,000 shares of common stock owned by the Estate of Thomas N. Hackett in reliance upon the exemption from registration provided for in Section 4(1).

     All shares, when issued, should bear a restricted legend in standard form and should not be further transferred without the prior written consent of the Company.

     In rendering the above opinion, I have excluded from consideration state
securities or blue sky laws, except as specifically noted.     My opinion is
limited to the federal laws of the United States, the laws of the State of Colorado and the General Corporation Law of the State of Colorado as prescribed by the Colorado Business Corporation Act, and I can assume no responsibility with respect to the applicability or effect of the laws of any other jurisdiction. I disclaim any obligation to notify you or any other person or entity if any change in fact and/or law should change my opinion with respect to any matter on which I am expressing an opinion herein.

    The foregoing opinion is furnished by me as counsel for the Company and is solely for your benefit and may not be relied upon by any other person unless my prior written consent is obtained.

                                   Respectfully,



                                   Mark T. Thatcher, Esq.
                                   Atty. Reg. No. 25-275


MTT/jet
cc:  Elaine N. Hackett
     Bryan M. Dench, Esq.
     Paul W. Chute, CEO
     Jacquelyn J. Magno
     Daniel L. Barnett